UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement	☐	Confidential, for use of the Commission only as permitted by Rule 14c-6(e)(2)

☑	Definitive Information Statement

nexeon medsystems inc

(Name of Registrant as Specified in Its Charter)

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nexeon medsystems inc

1708 Jaggie Fox Way

Lexington, Kentucky 40511

844-919-9990

NOTICE OF INTERNET AVAILABILITY OF

2017 ANNUAL MEETING MATERIALS

Important Notice Regarding Availability of Materials for the Nexeon MedSystems Inc (“Nexeon”) 2017 Annual Meeting of Shareholders to be held on July 28, 2017 (the “Annual Meeting”).

Shareholder Materials: This is not a form for voting at the Annual Meeting. Materials for the Annual Meeting are now available on the Nexeon website at https://www.nexeonmed.com/invest/2017annual-meeting.

Online Materials: The Annual Report on Form 10-K for the Year Ended December 31, 2016, the Notice of Annual Meeting of Shareholders, the Information Statement for the Annual Meeting and this Notice of Internet Availability of the 2017 Annual Meeting Materials are now available at https://www.nexeonmed.com/invest/2017annual-meeting.

Additional Shareholder Information: Nexeon shareholders as of the May 31, 2017 Record Date for the Annual Meeting will be sent a Notice of Annual Meeting of Shareholders and will be entitled to attend in person the Annual Meeting to be held at 10:30 a.m., Atlantic Time Zone, on Friday, July 28, 2017 at Antiguq Pentinciaria Estata, Carrr #21 Bo Monacillos, Rio Piedras, Puerto Rico 00927.

Voting: There are no proposals to be voted upon at the Annual Meeting and we are not soliciting your proxy for the Annual Meeting.

Written Materials and Directions to the Annual Meeting: A Nexeon shareholder may request: (A) a paper copy of the Annual Report on Form 10-K for the Year Ended December 31, 2016, the Notice of Annual Meeting of Shareholders, the Information Statement concerning the Annual Meeting or this Notice of Internet Availability of 2017 Annual Meeting Materials; or (B) directions to the Annual Meeting site at no charge by: (i) contacting Ron Conquest, Executive Vice President of Finance at 844-909-9990 (toll free); (ii) writing to Mr. Conquest at ron@nexeonmed.com; or (iii) on our website at https://www.nexeonmed.com/invest/2017annual-meeting. A paper copy must be requested by July 10, 2017.

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nexeon medsystems inc

1708 Jaggie Fox Way

Lexington, Kentucky 40511

844-919-9990

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

On July 28, 2017

To our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Nexeon MedSystems Inc (“Nexeon” or the “Company”) on Friday, July 28, 2017, at 10:30 a.m., Atlantic Time Zone, at Antiguq Pentinciaria Estata, Carr #21 Bo Monacillos, Rio Piedras, Puerto Rico 00927 (the “Annual Meeting”). No proposals will be submitted for shareholder approval at the Annual Meeting.

All directors of the Company are serving for a three-year term from the date of appointment. As a result, no election of directors is required at this time.

The Company is not required to seek shareholder approval of the independent accounting firm selected by the Board and retained by the Company.

The Company does not have any proposals to present for the vote of the shareholders.

This meeting is for informational purposes only. Only holders of record of our common stock on May 31, 2017 (the “Record Date”) will be entitled to notice of this Annual Meeting, and any postponements or adjournments thereof.

The accompanying Information Statement is being furnished to our shareholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The Board of Directors (the “Board”) is not soliciting your proxy or consent in connection with any matters to be discussed at the Annual Meeting.

Pursuant to Rule 14a-16(a) (and as required by Rule 14c-2) of the regulations of the Securities and Exchange Commission (the “SEC”) and since the Company is making information available through the Internet rather than utilizing the full-set delivery option, this Information Statement must be sent to shareholders at least 40 calendar days prior to the Annual Meeting.

The Information Statement is being made available on or about June 12, 2017 to shareholders of record as of May 31, 2017, the Record Date for determining our shareholders eligible to attend the Annual Meeting.

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SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you plan to attend the meeting, please RSVP by July 14, 2017 to Ron Conquest, Executive Vice President of Finance at 844-909-9990 or by email to ron@nexeonmed.com.

Sincerely,

/s/ William Rosellini
Chief Executive Officer and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE COMPANY’S

INFORMATION STATEMENT FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 28, 2017

The Company’s Information Statement, Annual Report on Form 10-K for the Year Ended December 31, 2017 and the other meeting materials are available on the Internet at https://www.nexeonmed.com/invest/2017annual-meeting.

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nexeon medsystems inc

1708 Jaggie Fox Way

Lexington, Kentucky 40511

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

June 12, 2017

We are furnishing this Information Statement to shareholders of NEXEON MEDSYSTEMS INC (“We” or “Nexeon” or the “Company”) in connection with the Annual Meeting of Shareholders (the “Annual Meeting”) and any adjournments or postponements thereof. We will hold the Annual Meeting on Friday, July 28, 2017, at 10:30 a.m., Atlantic Time Zone, at Antiguq Pentinciaria Estata, Carr #21 Bo Monacillos, Rio Piedras, Puerto Rico 00927.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Information Statement (including the Notice of Annual Meeting of Shareholders) and the information concerning the Company set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (“Annual Report”) (collectively the “Meeting Materials”), are first being made available to shareholders beginning on or about June 12, 2017. A notice of the Internet Availability of the Meeting Materials (“Notice”) will be sent to shareholders on or about June 12, 2017.

No Voting Required.

No proposals are being submitted to the shareholders for a vote. Holders of record of our common stock at the close of business on May 31, 2017 (the “Record Date”) will be entitled to notice of the Annual Meeting. On the Record Date, we had 25,721,301 shares of common stock issued and outstanding, which represented our only class of voting securities outstanding.

All directors of the Company are serving for a three-year term from the date of appointment. As a result, no election of directors is required at this time.

The Company is not required to seek shareholder approval of the independent accounting firm selected by the Board and retained by the Company.

The Company does not have any proposals to present for the vote of the shareholders.

No business will be conducted or voted upon at the meeting.

No Dissenters Rights

Under the Nevada Revised Statutes, no dissenters rights are applicable since shareholders are not being asked to vote on any proposals at the Annual Meeting.

Proposals by Security Holders

No shareholder has requested that we include any proposals in this Information Statement or otherwise requested that any proposals be submitted to the shareholders at the Annual Meeting.

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Meeting Materials

In accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Meeting Materials to each shareholder of record, the Company will furnish Meeting Materials to our shareholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the Meeting Materials. Instead, the Notice will instruct you as to how you may access and review all of the information contained in the Meeting Materials. If you would like to receive a printed copy of the Meeting Materials and have not previously requested a paper copy of these materials, you should follow the instructions for requesting such materials included in the Notice.

The expenses of distributing the Notice and of making the Meeting Materials available to the shareholders will be borne by the Company, including expenses in connection with the preparation of the Notice.

As noted above, the Company is not soliciting proxies for the Annual Meeting of Shareholders as no proposals are being presented for shareholder vote.

Forward-Looking Statements

This Information Statement and the related materials may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Information Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. Furthermore, such forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

The following responses to certain questions does not purport to be a complete statement of the information in this Information Statement, and are qualified by the more complete information set forth hereinafter.

1.       When and where will the Annual Meeting be held?

As described in the Notice, we will hold the Annual Meeting on July 28, 2017, at 10:30 a.m., Atlantic Time Zone, at Antiguq Pentinciaria Estata, Carr #21 Bo Monacillos, Rio Piedras, Puerto Rico 00927. If you expect to attend the Annual Meeting in person, please RSVP by June 14, 2017 to Ron Conquest, Executive Vice President of Finance at 844-909-9990 or by email to ron@nexeonmed.com, to ensure that sufficient accommodations are prepared.

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2.       Why is the Annual Meeting being held?

The Annual Meeting is being held for informational purposes. No proposals are being submitted at the Annual Meeting for the vote of shareholders of the Company.  The Company desires to give shareholders an opportunity to attend a meeting to have an opportunity to ask questions of the Company’s officers and directors.

3.       Why is the Company not electing directors at the Annual Meeting.

Each of our Directors has been appointed as a Director of the Company for a three-year term from the date of appointment pursuant to Agreements with each Director. As a result, none of our current Directors are up for re-election at this time.

4.       Why is the Company not seeking shareholder approval for the appointment of Paritz & Company, P.A. as auditor for its 2017 fiscal year?

The Company is not required to seek shareholder approval of the independent accounting firm selected by the Board and retained by the Company. The Company believes Paritz & Company, P.A. is well qualified to serve as the Company’s independent registered accounting firm. As such, the Company has elected to not seek shareholder approval of the Board’s selection of Paritz & Company, P.A. as auditor for the fiscal year ending on December 31, 2017 at this time.

OTHER MATTERS

As of the date of this Information Statement, management does not know of any matters that will come before the Annual Meeting.

ADDITIONAL INFORMATION

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov. Our Annual Report on Form 10-K containing the disclosure for the year ended December 31, 2016, and other reports filed under the Exchange Act, are also available to any shareholder at no cost upon request to: Ron Conquest, Executive Vice President of Finance, Nexeon MedSystems Inc, 1708 Jaggie Fox Way, Lexington, Kentucky 40511; Telephone: 844-919-9990.

Delivery of Documents to Security Holders Sharing an Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Ron Conquest, Executive Vice President of Finance, Nexeon MedSystems Inc, 1708 Jaggie Fox Way, Lexington, Kentucky 40511; Telephone: 844-919-9990.

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If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

SHAREHOLDER PROPOSALS

Nexeon MedSystems Inc expects to hold its next annual meeting of shareholders in July 2018. Proposals from shareholders intending to be presented at the next annual meeting of shareholders should be addressed to Ron Conquest, Executive Vice President of Finance, Nexeon MedSystems Inc, 1708 Jaggie Fox Way, Lexington, Kentucky 40511, and we must receive the proposals by February 15, 2018. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the meeting materials in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After February 15, 2018, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

Dated June 12, 2017
BY ORDER OF THE BOARD OF DIRECTORS:

NEXEON MEDSYSTEMS INC

William Rosellini
/s/ William Rosellini
Chief Executive Officer and Director

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